GATEWAY FUND

Supplement dated January 31, 2014 to the Gateway Fund Prospectus, dated May 1, 2013 as may be revised and supplemented from time to time:

Effective immediately, the “Purchasing Stocks” paragraph in the sub-section “Principal Investment

Strategies” within the section “More Information About the Funds” in the prospectus is amended and restated as follows as it relates to the Fund:

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The Adviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates approximately 9,000 equity securities to construct a portfolio of U.S.-exchange-traded equities that meets criteria and constraints established by the Adviser. Generally, the Adviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indices underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. The Adviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. To the extent consistent with the Fund’s investment goal, the Adviser may also sell stocks to realize capital losses in an effort to minimize any required capital gain distributions. The Adviser expects the portfolio to generally represent the broad U.S. equity market.

GATEWAY INTERNATIONAL FUND

Supplement dated January 31, 2014 to the Gateway International Fund Prospectus, dated April 1, 2013 as may be revised and supplemented from time to time:

Effective immediately, the “Purchasing Stocks” paragraph in the sub-section “Principal Investment

Strategies” within the section “More Information About the Funds” in the prospectus is amended and restated as follows as it relates to the Fund:

Purchasing Stocks

The Fund invests in a diversified stock portfolio, generally consisting of approximately 150 to 250 stocks, designed to support the Fund’s option based risk management strategy as efficiently as possible while providing equity exposure. The Adviser uses a multi-factor quantitative model when deciding which securities to buy or sell, constructing a stock portfolio that corresponds to the markets underlying each of the indices or index-tracking ETFs on which the Fund writes call options and buys put options. The model evaluates the broad range of equity securities in each of the markets to construct a portfolio of equities that meets criteria and constraints established by the Adviser. Generally, the Adviser seeks to minimize the difference between the performance of the stock portfolio and that of the corresponding index or indices underlying the Fund’s option strategy while also considering other factors, such as predicted dividend yield. The Adviser monitors these differences and the other factors, and decides to purchase and sell stocks, as needed, in order to rebalance and adjust the stock portfolio from time to time. To the extent consistent with the Fund’s investment goal, the Adviser may also sell stocks to realize capital losses in an effort to minimize any required capital gain distributions. The Adviser expects the Fund’s stock portfolio to generally represent the broad international developed equity market.

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